PRESS RELEASE

11-07	MEDIA CONTACTS
Corbin Baumel
Intervoice, Inc.

972-454-8737
Corbin.baumel@intervoice.com
FOR IMMEDIATE RELEASE
Intervoice Announces Fourth Fiscal Quarter and Full Year 2007 Results
     Fiscal Year 2007 Revenue Up 17 Percent and Solutions Backlog Up 60 Percent From Fiscal Year 2006
DALLAS – April 26, 2007 – Intervoice, Inc. (NASDAQ: INTV) today reported revenues of $196.3 million for its full year ended February 28, 2007, an increase of 17 percent from $168.1 million in the prior year. Fourth fiscal quarter revenues were $47.4 million, also up 17 percent from $40.5 million posted in the same quarter of the prior year. The Company’s solutions backlog of $54.1 million at February 28, 2007 was up 60 percent from $33.9 million at the end of the fourth quarter of the prior year, and up 17 percent from $46.3 million at the end of the third quarter of fiscal 2007.
“Although we are disappointed with our fourth quarter revenues, we were able to return to annual top-line and backlog growth,” said Craig Holmes, the Company’s Executive Vice President and Chief Financial Officer. “During the year, we integrated two strategic acquisitions and made significant investments in our sales, marketing and software development programs. These actions strengthened our Company and drove top-line growth but negatively impacted our bottom line.”
On a GAAP basis, the Company’s fiscal year 2007 net loss of $1.7 million, or $0.04 per share, is a decrease from $16.5 million GAAP net income, or $0.42 per share recorded in the prior year. On a non-GAAP basis, the Company reported non-GAAP net income of $6.6 million, or $0.17 per share for fiscal year 2007, down 30 percent from $9.4 million, or $0.24 per share of non-GAAP net income in the prior year. Non-GAAP net income excludes intangible amortization charges and restructuring expenses of $6.2 million, a charge of $0.9 million based on settlement discussions with the Securities and Exchange Commission (SEC) related to the previously disclosed Audit Committee investigation, non-cash stock compensation expenses of $4.8 million and effective tax adjustments of $3.6 million. Excluded charges and related income tax effects are detailed on the attached reconciliation of GAAP to non-GAAP financial measures.
On a GAAP basis, the Company’s fourth quarter net loss of $2.8 million, or $0.07 per share, is a decrease from $4.3 million GAAP net income or $0.11 per share in the same quarter of the prior fiscal year. Non-GAAP net income of $0.1 million, or $0.00 per share for the fourth fiscal quarter 2007 was up from a $0.2 million non-GAAP net loss, or $0.01 per share recorded in the same quarter of the prior year. Non-GAAP net income excludes acquisition intangible amortization charges and restructuring expenses of $1.5 million, a charge for the estimated SEC settlement of $0.9 million, non-cash stock compensation expenses of $1.1 million and effective tax adjustments of $0.7 million. Excluded charges and related income tax effects are detailed on the attached reconciliation of GAAP to non-GAAP financial measures.

In addition, both GAAP and non-GAAP fourth fiscal quarter and full year results included a $1.9 million provision for a loss contract that negatively affected gross margins and operating results.
“I am pleased we were able to announce two significant orders from mobile operators for our Media Exchange product at the end of the quarter which drove our backlog to record levels,” said Bob Ritchey, the Company’s President & CEO. “Based on our strong solutions bookings, I believe the Company’s long-term outlook continues to be favorable. However, first fiscal quarter results will be impacted by longer backlog conversion cycles; therefore, I currently believe revenues for the first quarter of fiscal 2008 will be in the $45 million to $49 million range. I look forward to discussing details of our fourth fiscal quarter and outlook for the future in today’s conference call with investors.”
The Company has scheduled a conference call for 4:00 p.m. Central Time on Thursday, April 26, 2007, to discuss its fourth fiscal quarter results and its outlook for the future. To participate in the call, dial (877) 743-6785 or (706) 679-4758 and reference the conference ID of 5931429. A replay of the call will be available at the Company’s Web site: www.intervoice.com.
Non-GAAP Financial Measures
The Company’s internal reporting and measurement programs include adjustments to exclude certain stock-based compensation charges, amortization of acquisition intangibles and restructuring expenses, and a charge for estimated settlement costs related to the Company’s Audit Committee investigation from GAAP financial measures. In addition, for comparison purposes, the Company adjusts net income to reflect an accrual of pro-forma tax expense of 34 percent on pre-tax income including these adjustments. The Company believes these adjustments provide a non-GAAP measurement of results which is useful for period to period comparisons and which is also used as a component of internal incentive compensation programs.
In the future, the Company anticipates incurring expenses similar to certain of the non-GAAP adjustments described in the non-GAAP financial measures, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that all of these costs are unusual, infrequent, or non-recurring. In addition, other companies, including those in the Company’s industry, may calculate non-GAAP financial measures differently, potentially limiting non-GAAP measures for cross-company comparisons.
Adjusted results are supplemental information and are not intended to be a substitute for GAAP results or considered in isolation, and should be read only in conjunction with consolidated financial statements prepared in accordance with GAAP. The adjustments and their impact on GAAP financial results are shown as an additional table at the end of this press release.
Forward-Looking Statements
Intervoice has included in this press release certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning its business and operations that are based on management’s current beliefs. All statements other than statements of historical fact in this press release are forward–looking statements. Readers are cautioned to read the risks and uncertainties, described in the Company’s filings with the Securities and Exchange Commission, including without limitation, the risks and uncertainties set forth under the caption entitled “Cautionary Disclosures to Qualify Forward Looking Statements” in the Company’s Annual Report filed on Form 10-K and Quarterly Reports filed on Form 10-Q. Intervoice cautions current and potential investors that such risks and uncertainties could result in material differences from the forward-looking statements in this press release.
About Intervoice

Intervoice is a world leader in unified communications, providing scalable, switch-independent software and professional services that power standards-based voice portals, multi-channel IP contact centers, and next-generation mobile-enhanced services. Since 1983, Intervoice solutions have been used by many of the world’s leading banks, communications companies, healthcare institutions, utilities and government entities. With more than 5,000 customers in 75 countries, Intervoice helps enterprises and network operators stay competitive by offering their customers best-in-class services. Intervoice Voice Portal, IP contact center software, enhanced messaging products, Media Exchange™ platform and custom-built and packaged applications are available on-premise and, selectively, as managed or hosted services by Intervoice. For more information, visit www.intervoice.com.
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INTERVOICE, INC.
CONSOLIDATED BALANCE SHEETS

	(In Thousands, Except Share and Per Share Data)
	February 28, 2007	February 28, 2006
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$28,215	$42,076
Trade accounts receivable, net of allowance for doubtful accounts of $1,476 in fiscal 2007 and $1,701 in fiscal 2006	36,837	25,745
Inventory	13,751	9,439
Prepaid expenses and other current assets	3,909	4,406
Income taxes receivable	1,098	—
Deferred income taxes	3,880	3,047

	87,690	84,713

Property and Equipment, net of accumulated depreciation of $62,419 in fiscal 2007 and $59,002 in fiscal 2006	34,429	28,893

Other Assets
Intangible assets, net of accumulated amortization of $20,040 in fiscal 2007 and $17,343 in fiscal 2006	9,505	10,284
Goodwill	32,193	32,461
Long term deferred income taxes	4,613	1,330
Other assets	135	454

	$168,565	$158,135

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$12,881	$10,154
Accrued expenses	15,571	15,176
Customer deposits	4,365	6,157
Deferred income	32,368	32,172
Income taxes payable	—	484
Deferred income taxes	196	270

	65,381	64,413

Commitments and Contingencies

Stockholders’ Equity
Preferred stock, $100 par value—2,000,000 shares authorized: none issued
Common stock, no par value, at nominal assigned value—62,000,000 shares authorized: 38,727,628 issued and outstanding in fiscal 2007 and 38,470,087 issued and outstanding in fiscal 2006	19	19
Additional capital	101,608	92,050
Retained earnings	1,861	3,558
Accumulated other comprehensive loss	(304)	(1,905)

Stockholders’ equity	103,184	93,722

	$168,565	$158,135

INTERVOICE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Year Ended
	February 28,	February 28,	February 28,	February 28,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)
	(In thousands, except per share data)
Sales
Solutions	$21,589	$15,387	$92,455	$78,107
Recurring Services	25,839	25,152	103,890	89,996

	47,428	40,539	196,345	168,103

Cost of goods sold
Solutions	14,957	10,679	59,151	48,007
Recurring Services	7,044	6,740	29,116	25,534

	22,001	17,419	88,267	73,541

Gross margin
Solutions	6,632	4,708	33,304	30,100
Recurring Services	18,795	18,412	74,774	64,462

	25,427	23,120	108,078	94,562

Research and development expenses	6,351	5,613	23,630	17,918
Selling, general and administrative expenses	21,153	19,861	84,120	66,462
Settlement provision	943	—	943	—
Amortization of acquisition related intangible assets	682	472	2,518	1,228

Income (loss) from operations	(3,702)	(2,826)	(3,133)	8,954
Interest income	289	464	1,526	2,245
Interest expense	—	—	(17)	(31)
Other income (expense)	(66)	(323)	(276)	56

Income (loss) before taxes	(3,479)	(2,685)	(1,900)	11,224
Income taxes (benefit)	(679)	(7,029)	(203)	(5,265)

Net income (loss)	$(2,800)	$4,344	$(1,697)	$16,489

Net income (loss) per share — basic	$(0.07)	$0.11	$(0.04)	$0.43

Shares used in basic per share computation	38,670	38,348	38,585	38,064

Net income (loss) per share — diluted	$(0.07)	$0.11	$(0.04)	$0.42

Shares used in diluted per share computation	38,670	39,081	38,585	39,044

INTERVOICE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Year Ended
	February 28,	February 28,	February 28,	February 28,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)
	(In Thousands)
Operating activities
Net income (loss)	$(2,800)	$4,344	$(1,697)	$16,489
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,158	2,686	11,433	8,602
Other changes in operating activities	10,776	933	(9,500)	1,631

Net cash provided by operating activities	11,134	7,963	236	26,722

Investing activities
Purchases of property and equipment	(2,848)	(3,085)	(13,571)	(13,182)
Purchase of Edify Corporation, net of cash acquired	—	(34,341)	(926)	(34,341)
Purchase of Nuasis assets, net of cash acquired	—	—	(2,439)	—
Other changes in investing activities	—	—	—	(300)

Net cash used in investing activities	(2,848)	(37,426)	(16,936)	(47,823)

Financing activities
Paydown of debt	—	—	—	(1,733)
Exercise of stock options	339	760	715	3,152
Exercise of warrants	—	—	—	2,500
Tax benefit for exercise of stock options	1,669	—	1,669	—

Net cash provided by financing activities	2,008	760	2,384	3,919

Effect of exchange rates on cash	(3)	521	455	(984)

Increase (decrease) in cash and cash equivalents	10,291	(28,182)	(13,861)	(18,166)

Cash and cash equivalents, beginning of period	17,924	70,258	42,076	60,242

Cash and cash equivalents, end of period	$28,215	$42,076	$28,215	$42,076

INTERVOICE, INC.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
(Unaudited)
(In Thousands, Except Share Data)

					Accumulated Other
	Common Stock		Additional	Retained	Comprehensive
	Shares	Amount	Capital	Earnings	Loss	Total

Balance at February 28, 2006	38,470,087	$19	$92,050	$3,558	$(1,905)	$93,722

Net income (loss)	—	—	—	(1,697)	—	(1,697)

Foreign currency translation adjustment	—	—	—	—	1,601	1,601

Comprehensive income (loss)						(96)

Tax benefit from exercise of stock options	—	—	3,823	—	—	3,823

Exercise of stock options	257,541	—	715	—	—	715

Non-cash compensation	—	—	5,020	—	—	5,020

Balance at February 28, 2007	38,727,628	$19	$101,608	$1,861	$(304)	$103,184

Intervoice, Inc.
Revenues by Market and Geography
For the Quarter Ended February 28, 2007
Unaudited
(In thousands)

	North		Rest of
	America		World		Total
Solutions	$12,992	60.2%	$8,597	39.8%	$21,589	100.0%
Customer and Software Support	16,620	79.1%	4,396	20.9%	21,016	100.0%
Hosted Solutions	4,014	83.2%	809	16.8%	4,823	100.0%

Total Sales	$33,626	70.9%	$13,802	29.1%	$47,428	100.0%

Voice Portal					$17,127	36.1%
Messaging					2,998	6.3%
Payment					1,464	3.1%

Total Solutions					21,589	45.5%

Customer and Software Support					21,016	44.3%
Hosted Solutions					4,823	10.2%

Total Recurring Services					25,839	54.5%

Total Sales					$47,428	100.0%

Intervoice, Inc.
Revenues by Market and Geography
For the Year Ended February 28, 2007
Unaudited
(In thousands)

	North		Rest of
	America		World		Total
Solutions	$47,585	51.5%	$44,870	48.5%	$92,455	100.0%
Customer and Software Support	65,058	78.2%	18,139	21.8%	83,197	100.0%
Hosted Solutions	15,112	73.0%	5,581	27.0%	20,693	100.0%

Total Sales	$127,755	65.1%	$68,590	34.9%	$196,345	100.0%

Voice Portal					$69,186	35.2%
Messaging					14,633	7.5%
Payment					8,636	4.4%

Total Solutions					92,455	47.1%

Customer and Software Support					83,197	42.4%
Hosted Solutions					20,693	10.5%

Total Recurring Services					103,890	52.9%

Total Sales					$196,345	100.0%

INTERVOICE, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

			(In Thousands, Except Per Share Data)
			Three Months Ended		Twelve Months Ended
			February 28,	February 28,	February 28,	February 28,
			2007	2006	2007	2006
Gross margin
GAAP gross margin			$25,427	$23,120	$108,078	$94,562
Gross margin %			53.6%	57.0%	55.0%	56.3%

Stock-based compensation charges	(A	)	198	—	897	—
Restructuring charges and intangible amortization	(B	)	123	454	971	454

Non-GAAP gross margin			$25,748	$23,574	$109,946	$95,016

Non-GAAP gross margin %			54.3%	58.2%	56.0%	56.5%

Operating income
GAAP operating income			$(3,702)	$(2,826)	$(3,133)	$8,954

Stock-based compensation charges	(A	)	1,118	—	4,770	—
Restructuring charges and intangible amortization	(B	)	1,536	2,308	6,237	3,064
Estimated settlement costs related to the Audit Committee Investigation	(C	)	943	—	943	—

Non-GAAP operating income			$(105)	$(518)	$8,817	$12,018

Net income
GAAP net income			$(2,800)	$4,344	$(1,697)	$16,489
Net income per share — diluted			$(0.07)	$0.11	$(0.04)	$0.42

Stock-based compensation charges	(A	)	1,118	—	4,770	—
Restructuring charges and intangible amortization	(B	)	1,536	2,308	6,237	3,064
Estimated settlement costs related to the Audit Committee Investigation	(C	)	943	—	943	—
Non-GAAP adjustment for income tax	(D	)	(719)	(6,901)	(3,619)	(10,123)

Non-GAAP net income			$78	$(249)	$6,634	$9,430

Non-GAAP net income per share — diluted			$0.00	$(0.01)	$0.17	$0.24

Shares used in GAAP diluted per share computation			38,670	39,081	38,585	39,044

Shares used in non-GAAP diluted per share computation			39,116	39,081	39,122	39,044
Items (A) through (D) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross margin,” “Operating income,” and “Net income” and correspond to the categories explained in further detail below under paragraphs (A) through (D).
The non-GAAP financial measures are non-GAAP gross margin, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share-diluted, which adjust for the following items: stock-

based compensation charges, restructuring charges and intangible amortization and a charge for estimated settlement costs related to the Company’s Audit Committee investigation. Management believes that the presentation of these non-GAAP financial measures is useful to investors, and such measures are used by management for the reasons associated with each of the adjusting items as described below:
(A) Stock-based compensation charges consist of non-cash charges relating to employee stock options determined in accordance with APB 25 and SFAS 123R, beginning March 1, 2006. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, the Company believes that the exclusion of stock-based compensation allows for useful comparisons of financial results to peer companies, and of financial results between periods. In addition, the Company believes it is useful to investors to understand the specific impact of the application of SFAS 123R on operating results.
(B) Restructuring charges and intangible amortization include severance, facilities consolidation as well as amortization of intangible assets relating to acquisitions. The Company’s management excludes these costs when evaluating its ongoing performance and believes that the exclusion of these costs allows for useful comparisons of operating results to peer companies and enhanced period to period comparisons.
(C) Estimated settlement costs related to the Company’s Audit Committee investigation represent the Company’s accrual of an expected payment to the SEC based on the current status of discussions. The Company’s management excludes this charge when evaluating its ongoing performance and believes that the exclusion of this charge allows for useful comparisons of financial results to peer companies and enhanced period to period comparisons.
(D) Non-GAAP adjustment for income tax. The Company’s management used a 34 percent non-GAAP effective tax rate to calculate non-GAAP net income. Management believes that the 34 percent effective tax rates are reflective of a long-term normalized tax rate based on the Company’s current tax structure.